InterDigital 31st Annual ROTH Conference March 19, 2019 © 2019 InterDigital, Inc. All Rights Reserved.

AgendaForward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s current beliefs, plans and expectations, as to: (i) future results, projections and trends; (ii) its strategy and business plan; (iii) the company’s future revenues and expenses, including its expectations with respect to full year and first quarter 2019 revenues and first quarter and full year 2019 operating expenses and capitalization costs; (iv) future recurring cost and recurring revenue levels and the timelines for achieving such levels; (v) investments; (vi) partnerships, commercial initiatives and other potential business and revenue opportunities, including through new markets; (vii) technology development timelines; (viii) future global mobile, IoT and consumer electronics device shipments and market opportunities, and; (ix) the company’s plans to expand its footprint and engagement strategy. Such statements are subject to the safe harbor created by those sections. Words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “will,” variations of any such words or similar expressions, and graphical timelines representing future estimates or events are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) the entry into additional patent license, patent sales or technology solutions agreements; (v) our ability to successfully identify and launch new commercial businesses; (vi) our ability to successfully identify and expand into new markets; (vii) our ability to enter into partnerships, strategic relationships or complementary investment opportunities on acceptable terms; (viii) the accuracy of market sales projections of the company's licensees, changes in our estimates of first quarter 2019 sales by our per-unit licensees, delays in payments from our licensees and related matters; (ix)our; (x) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such legal proceedings; (xi) unanticipated costs or expenses; (xii) changes in the company’s strategy going forward; and (xiii) changes or inaccuracies in market projections or technology development timelines, as well as other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2018, and from time to time in our other Securities and Exchange Commission filings. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. © 2019 InterDigital, Inc. All Rights Reserved. 2

Why InterDigital, More than Ever Invention, Collaboration & Contribution Over four decades of pioneering wireless innovation Now combined with a portfolio reflecting decades of fundamental video expertise Brought to market through substantial contributions to global standards That drive a more powerful consumer experience With our contributions protected by one of largest patent portfolios in the world related to wireless and video technologies 3 © 2019 InterDigital, Inc. All Rights Reserved.

InterDigital Labs

ID

A world-class R&D lab that drives InterDigital's technology development and is a respected participant in international standards & industry activities

5G

Video Coding

IoT

Consumer Electronics

In Our Labs

- 5G & Beyond Cellular Standards
- IoT Standards & Platforms
- Advanced Video Standards & Platforms
- Mobile Edge Computing
- Service-based Architectures
- mmW Access and Transport Systems
- Spectrum Sharing & Unlicensed Spectrum
- Wi-Fi Standards
- Artificial Intelligence / Machine Learning
- Navigation and Localization
- Intelligent & Autonomous Vehicles
- Drones / UAVs / Robotics

© 2019 InterDigital, Inc. All Rights Reserved.

4

2018: A Global Footprint • California • New York • Pennsylvania • Montreal • Berlin • Brussels • Delaware • Maryland • Washington, D.C. • London • Shanghai • New Jersey • Paris • Indiana • Rennes • Seoul 5 © 2019 InterDigital, Inc. All Rights Reserved.

Contributing Technology Worldwide on Two Major Fronts

Deep wireless engagement…

1,000+
contributions to 3GPP

$1B+
invested in R&D since 2000

~100
technical papers & presentations submitted to peer-reviewed conferences & publications in 2017 alone

In the last decade, our engineers attended hundreds of global industry conferences

+ a video portfolio that reflects:

>50/yr
journal and conference papers published

>100/yr
contributions to standards bodies

25+ years
of experience in video compression solutions

© 2019 InterDigital, Inc. All Rights Reserved.

6

A Recent History of 5G Innovation

2014
World's 1st WiGig-based mesh backhaul technology unveiled

2016
World's 1st long-term demo of integrated fronthaul/ backhaul

2016
World's 1st successful trial of IP-over-ICN-over-SDN demo

2017
Invited by GSMA to present on mainstage at MWC, alongside Intel and Ericsson

2017
World's 1st successful mobile edge computing 5G network architecture trial

2018
World's 1st demonstration of service-based 5G control plane

Demonstration of new service framework that will enable operators to move to a cloud-native deployment of mobile networks wca 2018 FINALIST

CSI AWARDS 2018 WINNER

GLOTEL GLOBAL TELECOMS AWARDS 2018 HIGHLY COMMENDED

© 2019 InterDigital, Inc. All Rights Reserved.

7

A Portfolio that Combines Depth and Breadth Across Technologies

IDCC



Acquired from TCH



The InterDigital portfolio now brings together **>34,000 patent assets** that show enormous strength in key wireless and video technologies but also broad diversity across the entire gamut of technology needs.

- **Cellular (incl. 3G, 4G, and 5G)**
- **Video**
- **Apps & Services**
- **Device Hardware/Software**
- **Networking**
- **WiFi**



Data as of 12/01/18

© 2019 InterDigital, Inc. All Rights Reserved.

8

Two Tech Footprints, Driving Three Interconnected Licensing Opportunities CONNECTED CONSUMER DEVICES ELECTRONICS INTERNET OF THINGS 9 © 2019 InterDigital, Inc. All Rights Reserved.

Consistent Leadership in Major Cellular Standards

In studies by third-party analysts we're aware of since 2012 that have evaluated the share of patents and applications that are likely essential to **3G** and/or **4G** standards...

InterDigital appeared in the **top 3** among patent holders in combined LTE/LTE-A **~2/3** of the time – tied for the **highest percentage** of any company

7% – 10%

InterDigital's share of likely LTE SEPs **ranges from 7% – 10%,**

and averages **more than 8%** across these studies,

8%

with InterDigital's LTE portfolio ranked between the **second and fifth strongest** in the industry.

10%

InterDigital's share of likely 3G SEPs **averages close to 10%,**

and our 3G SEP portfolio was ranked as either the **second or third strongest among all industry participants.**

InterDigital did not fund any of these studies. InterDigital does not endorse any particular study or the methodology used by any of these studies, nor does InterDigital endorse a patent counting approach to determining the value of its portfolio and does not subscribe to the idea that all SEPs have an equal value.

© 2019 InterDigital, Inc. All Rights Reserved.

10

Wearables and 5G Penetration Drive New Volume Historically each generation of air interface technology has unlocked new user experiences on mobile. 5G will 1980s 1990s 2000s 2010s 2020s enable enhanced mobile broadband Analog Digital Phone Digital calls, messaging All IP-based across multiple devices and platforms Phone With text + data, 3.5 G with mobile broadband messaging mobile broadband 2018/19 Late 2019 2019 TBD TBD Consumer CPE Handsets/Tablets IoT/M2M Modules Automobile/ Emerging Devices/ Fixed wireless access 5G units are not NB-IoT modules lead Telematics Wearables an early US use case expected to be to higher shipment Anticipating Wearables – incl. based on operator incremental to 4G forecast standards definition; watches, AR glasses activity current focus on LTE – will likely drive roadmap growth Source: ABI Research, IHS Markit Confidential and Proprietary 11 © 2019© 2018 InterDigital, InterDigital, Inc. Inc. All AllRights Rights Reserved. Reserved

The Rise of the Synchronized Device Landscape Extends Wireless Opportunity Source: Jefferson Wang, IBB Consulting, 9/18/17 12 © 2019 InterDigital, Inc. All Rights Reserved.

Consumer Electronics:

With New Scale Comes New Opportunity

Vision

- TV Displays and Computer Display Monitors
- Set Top Boxes, Media Adaptors, Streamers
- Game Consoles
- Consumer PCs

Audio

- Wireless Speakers / Smart Assistants
- Soundbars
- Hi-Fi, AV Receivers, Loudspeakers
- Wireless headphones

IoT / Other

- Wearable Devices
- Imaging
  - Cameras / Camcorders
  - Drones
- Smart Home

~850M Device Shipments + **~500M** Device Shipments + **~750M+** Device Shipments

Markets totaling **$400B** with a history of licensing, that represent greenfield opportunities for InterDigital

2017 shipment data: ABI Research – Device Forecasts; Futuresource Worldwide Consumer Electronics Update, October 2018

13

© 2019 InterDigital, Inc. All Rights Reserved.

Mobile + Consumer Electronics: An ~$800B Market That We've Already Begun to License



Computer Displays
TV
Set-Top Box
Mobile
OTT Devices
PCs
Loudspeaker
Network Equip.
Game H/W
Cameras
Consumer Drones
Wearables
Wireless Speakers
Wireless Headphones
Smart Home



Active Program
Program Launched
Program Under Eval.

Source: Futuresource Worldwide Consumer Electronics Update, October 2018

© 2019 InterDigital, Inc. All Rights Reserved.

14

IoT Connectivity – An Expanding Market Despite slower-than-expected start, IoT market expected to reach installed base of >62B devices by 2022… Average with cellular technologies topping 7B devices including: 2017-2022 CAGR • 585M connected cars, 22% CAGR (2017-2022) of all cellular IoT • 345M retail/supply chain devices, 44% CAGR (2017-2022) markets outside • 26M smart buildings, 34% CAGR(2017-2022) mobile devices: • >100M smart home devices, 31% CAGR (2017-2022) • >300M devices in utilities/industrial IoT, 27% CAGR (2017-2022) 38% 2017 2022 Data: ABI Research Internet of Everything Market Tracker, Q3 2018 15 © 2019 InterDigital, Inc. All Rights Reserved.

Revenue Base Built on a Broad Range of Customer Relationships

Currently license

9 of the top 20

smartphone brands worldwide

Including the

TOP 2 VENDORS

~$660M

OF CONTRACTED CASH RECEIPTS THROUGH 2022

not including additional licenses or per-unit payments

~90%

of the 60+ licenses & amendments we've signed in the past 10 years were achieved through bilateral negotiation alone

ERICSSON

SAMSUNG

LG

SONY

SHARP

Panasonic

KYOCERA

FUJITSU

© 2019 InterDigital, Inc. All Rights Reserved.

16

Growth Drivers that Build Logically Over Several Years

2018 Revenue of **$307.4M**

LTE CYCLE + VIDEO

CONSUMER ELECTRONICS

IoT

5G

Drive core smartphone recurring annual revenue base to **$500M+**

Build licensing base in **~$400B** market

An installed base of **>62B** devices by 2022, of which **>10%** will be high-value devices using cellular, as well as IoT middleware

5G

A new market paradigm, that expands cellular wireless beyond handsets into a broad variety of areas and use cases

© 2019 InterDigital, Inc. All Rights Reserved.

17

Diligent Goal-Tracking Across All Our Programs LTE CYCLE + VIDEO CONSUMER ELECTRONICS IoT Currently at 5G recurring licensing A new effort at the revenue of company, but based Stated goal of $75- on historical revenues 100M by late 2021. >$300M, with a Growing ability to of the sector we’re Currently, initial wins size the market, and continued goal of optimistic for a rapid and opportunities in expected impact on $5-600M ramp a slow market but broad range of holding to goal additional markets 18 © 2019 InterDigital, Inc. All Rights Reserved.

A Post-TCH Transition to Regain Full Operating Leverage

With the anticipated closing of the acquisition of Technicolor's R&I team, we expect some cost increase through 2019.

By end of 2019, we expect to see ongoing economic costs brought back to 2017 levels.

Q4 2018 Total Operating Expenses	$	71.5
Plus: Capitalized patent costs on internal patents		8.2
Less: Depreciation & amortization		(19.1)
Less: Intellectual property enforcement costs		(2.2)
Less: Partner reimbursement		(0.6)
Economic Cost *	$	57.9
Less: Transaction and integration related expenses		(8.6)
Q4 2018 Ongoing Economic Cost *	**$**	**49.3**

* "Economic Cost" and "Ongoing Economic Cost" are supplemental non-GAAP financial measures that InterDigital believes provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends related to operating expenses. A limitation of these measures is they do not represent the total increase or decrease in InterDigital's total operating expenses for the period. The above calculation reconciles these two non-GAAP financial measures to their closest comparable GAAP measure, Total Operating Expenses.

© 2019 InterDigital, Inc. All Rights Reserved.

19

Continuing Our Practice of Returning Value to Shareholders • Since July 1, 2018, we have bought back more than $201 million in shares, totaling 2.8 million shares at an average price of $71.88 per share • We announced another $100 million increase to the authorization in December 2018 • As of 03/15/19, $68 million remained available under the authorization © 2019 InterDigital, Inc. All Rights Reserved. 20

© 2019 InterDigital, Inc. All Rights Reserved.